Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB ("Form 10-QSB") of Sellcell.net (the "Company") for the quarterly period ended May 31, 2006 as filed with the Securities and Exchange Commission on the date hereof, I, Sergio Almendros Pallares, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                                          /s/ Sergio Almendros Pallares
                                                                                                          Sergio Almendros Pallares
                                                                                                          Chief Executive Officer, Chief Financial Officer
                                                                                                          July 24, 2006